United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-00126

                 ALLIANCEBERNSTEIN GROWTH and INCOME FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105 (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                    Date of fiscal year end: October 31, 2004

                   Date of reporting period: October 31, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


Large Cap Value


AllianceBernstein Growth & Income Fund

Annual Report--October 31, 2004




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.




December 20, 2004

Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Growth & Income Fund (the "Fund") for the annual reporting period ended October 31, 2004.

Investment Objective and Policies
The objective of this open-ended fund is capital appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund may also invest in fixed-income and convertible securities.

Investment Results
The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended October 31, 2004. Also included in the table are returns for the broad market, as measured by the Standard & Poor's (S&P) 500 Stock Index, and for the Fund's peer group, as represented by the Lipper Large-Cap Value Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

During the 12-month reporting period ended October 31, 2004, the Fund's Class A shares underperformed the primary style benchmark, the Russell 1000 Value Index, and modestly outperformed the S&P 500 Stock Index and the Lipper Average. During the six-month reporting period ended October 31, 2004, the Fund's Class A shares underperformed the Russell 1000 Value Index, the S&P 500 Stock Index and the Lipper Average.

The Fund underperformed the Russell 1000 Value Index during the six- and 12-month periods ended October 31, 2004 because its holdings were underweighted in the best performing sectors of the Russell 1000 Value Index. These sectors have appeared unattractive in our valuation research for quite some time. Fund performance proved disappointing because our perception of relative value caused us to de-emphasize and to underweight the stocks in sectors of the Russell 1000 Value benchmark which continued to perform best. Specifically, because of high relative valuations, the Fund's holdings were underweighted in commodities, financials (e.g., regional banks), and utilities (e.g., telecommunication services and electricity generation). Along with energy, in which the Fund was roughly market-weighted, these sectors contributed almost all of the performance delivered by the Russell 1000 Value Index. The Fund's underweighted holdings in these strong performing Russell 1000 Value Index sectors were primarily responsible for the Fund's underperformance during the six- and 12-month reporting periods ended October 31, 2004.

Also, individual stock selection was less effective than the past year, as the Fund's investments in media and pharmaceutical companies weighed on its performance.

The Russell 1000 Value Index has been the best performing large company index and has proved to be extremely difficult to beat. In fact, with the exception of the second quarter of 2004, the Russell 1000 Value Index outperformed the broad market in every quarter since March 2003.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 1


Market Review and Investment Strategy
Within the equity markets, valuation differentials between individual companies have become quite narrow. As the spread between the cheapest and most expensive stocks remains compressed--not only between sectors but also within industries--the valuation opportunity as we measure it has become more limited. Thus, it has become increasingly difficult to distinguish potential winners from losers. Furthermore, investors have been acting in tandem to an unusual degree, reacting apparently en masse to broad threats and opportunities rather than staking out positions on the fundamentals of individual stocks. As a result, sector allocation rather than stock selection has been the primary driver of portfolio returns for most of the year--which does not play to our strong suit as value managers emphasizing research-driven stock selection.

Our search for value in a period of tightening valuation spreads has sent us down two diametrically opposed paths over the past couple of years. At the end of 2002, we began focusing on technology and high-beta names that had been underperforming for most of the prior year in the run-up to the Iraq war, when risk aversion was high. We considered the downdraft in these stocks overdone based on research. This research indicated that the companies' fundamentals were likely to hold up better-than-expected, and that they would be beneficiaries of easing credit conditions and an improving economic backdrop. These stocks soared when the economy strengthened and credit spreads began narrowing in 2003, contributing to our premium. Indeed, the rally in these stocks was so vigorous that, by mid-2003, the best opportunities were emerging in large-cap quality companies that had been left behind.

We continue to emphasize large-cap quality names. The securities we buy and sell for the Fund are selected within the framework of our proprietary relative value investment process. For each of the large number of companies covered by AllianceBernstein's fundamental research analysts, we systematically compare the relationship of a company's securities valuation to its forecast fundamental performance. The attractiveness of each security in this closely followed research universe is summarized by ranking stocks based on relative valuation and relative earnings estimate revision factors. In combination, we believe these factors provide a useful summary of relative stock price attractiveness based on our traditional fundamental research activities and provide an excellent foundation for our investment decisions.

While our definition of value is constant, our perception of value depends on how the market is trading off the importance between the moving parts of our ranking system--relative valuation, relative earnings, and relative price. As the Fund responds to shifts in our ranking system's perception of value, we expect its characteristics to fairly consistently capture a very attractive relationship between portfolio valuation and prospective earnings growth.

In Memory
It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Growth & Income Fund. Mr. Michel served the interests of the Fund's shareholders for the last 15 years. His hard work, dedication and contributions to the Fund will be greatly missed.


-------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance
The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Class R and Advisor Class shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
Neither the unmanaged Russell 1000 Value Index nor the unmanaged S&P 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. For the six- and 12-month periods ended October 31, 2004, the Lipper Large-Cap Value Funds Average consisted of 429 and 410 funds, respectively. These funds have generally similar investment objectives to AllianceBernstein Growth & Income Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk
Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that do not rise as initially expected. Because the Fund can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund will invest in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED OCTOBER 31, 2004
                                                    Returns
                                            ------------------------
                                             6 Months      12 Months
--------------------------------------------------------------------
AllianceBernstein Growth & Income Fund
  Class A                                     1.75%         11.77%
  Class B                                     1.12%         10.49%
  Class C                                     1.12%         10.82%
  Class R                                     1.63%         10.81%*
  Advisor Class                               1.86%         12.00%

Russell 1000 Value Index                      6.75%         15.45%

S&P 500 Stock Index                           2.96%          9.41%

Lipper Large-Cap Value Funds Average          3.64%         11.58%

* Since Inception: The Class R share inception date is 11/3/03.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
10/31/94 TO 10/31/04


AllianceBernstein Growth & Income Fund Class A: $30,572
Russell 1000 Value Index: $32,649
S&P 500 Stock Index: $28,399

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED REPORT.]


                AllianceBernstein
               Growth & Income Fund        Russell 1000              S&P 500
                     Class A               Value Index             Stock Index
-------------------------------------------------------------------------------
    10/31/94         $ 9,575                 $10,000                 $10,000
    10/31/95         $11,893                 $12,471                 $12,641
    10/31/96         $14,451                 $15,432                 $15,685
    10/31/97         $19,261                 $20,553                 $20,720
    10/31/98         $22,094                 $23,601                 $25,280
    10/31/99         $26,619                 $27,503                 $31,767
    10/31/00         $31,083                 $29,021                 $33,699
    10/31/01         $28,133                 $25,579                 $25,311
    10/31/02         $22,256                 $23,016                 $21,489
    10/31/03         $27,350                 $28,280                 $25,957
    10/31/04         $30,572                 $32,649                 $28,399


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth & Income Fund Class A shares (from 10/31/94 to 10/31/04) as compared to the performance of its benchmark, the Russell 1000 Value Index and the broad market, as represented by the S&P 500 Stock Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page. (Historical Performance continued on next page)


-------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2004
-------------------------------------------------------------------------------
                                             NAV Returns            SEC Returns
Class A Shares
1 Year                                            11.77%                  7.02%
5 Years                                            2.81%                  1.94%
10 Years                                          12.31%                 11.84%

Class B Shares
1 Year                                            10.49%                  6.49%
5 Years                                            1.98%                  1.98%
10 Years (a)                                      11.63%                 11.63%

Class C Shares
1 Year                                            10.82%                  9.82%
5 Years                                            2.03%                  2.03%
10 Years                                          11.46%                 11.46%

Class R Shares
Since Inception*                                  10.81%

Advisor Class Shares
1 Year                                            12.00%
5 Years                                            3.05%
Since Inception*                                  10.14%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)
-------------------------------------------------------------------------------

Class A Shares
1 Year                                                                   10.46%
5 Years                                                                   2.69%
10 Years                                                                 11.98%

Class B Shares
1 Year                                                                   10.64%
5 Years                                                                   2.83%
10 Years (a)                                                             11.75%

Class C Shares
1 Year                                                                   13.25%
5 Years                                                                   2.82%
10 Years                                                                 11.55%

* Inception dates: 11/3/03 for Class R shares and 10/1/96 for Advisor Class shares.


(a) Assumes conversion of Class B shares into Class A shares after eight years.

See Historical Performance disclosures on page 3.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 5


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              Beginning              Ending
                                          Account Value       Account Value       Expenses Paid
                                            May 1, 2004    October 31, 2004      During Period*
-----------------------------------------------------------------------------------------------
Class A
Actual                                          $ 1,000           $1,017.52              $ 4.92
Hypothetical (5% return before expenses)        $ 1,000           $1,020.26              $ 4.93

Class B
Actual                                          $ 1,000           $1,011.23              $ 8.75
Hypothetical (5% return before expenses)        $ 1,000           $1,016.44              $ 8.77

Class C
Actual                                          $ 1,000           $1,011.21              $ 8.64
Hypothetical (5% return before expenses)        $ 1,000           $1,016.54              $ 8.67

Class R
Actual                                          $ 1,000           $1,016.33              $ 5.73
Hypothetical (5% return before expenses)        $ 1,000           $1,019.46              $ 5.74

Advisor Class
Actual                                          $ 1,000           $1,018.63              $ 3.50
Hypothetical (5% return before expenses)        $ 1,000           $1,021.67              $ 3.51

* Expenses are equal to the classes' annualized expense ratios of 0.97%, 1.73%, 1.71%, 1.13% and 0.69%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


-------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


PORTFOLIO SUMMARY
October 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $7,015.8



SECTOR BREAKDOWN*
_   26.9%   Finance
_   16.7%   Consumer Services
_   11.3%   Energy
_   10.8%   Health Care
_    7.6%   Consumer Staples
_    6.8%   Technology
_    6.3%   Capital Goods
_    4.5%   Utilities
_    2.3%   Transportation
_    2.0%   Basic Industry
_    1.0%   Consumer Manufacturing
_    0.6%   Aerospace & Defense
_    0.4%   Multi-Industry Company

_    2.8%   Short-Term



TEN LARGEST HOLDINGS
October 31, 2004

                                                                  Percent of
Company                                U.S $ Value                Net Assets
-------------------------------------------------------------------------------
Citigroup, Inc.                     $  336,704,141                   4.8%
Viacom, Inc. Cl.B                      282,797,500                   4.0
ConocoPhillips                         282,438,500                   4.0
J.P. Morgan Chase & Co.                274,500,040                   3.9
Bank of America Corp.                  268,740,000                   3.8
Microsoft Corp.                        265,485,150                   3.8
General Electric Co.                   242,101,872                   3.5
American International Group, Inc.     231,390,094                   3.3
Altria Group, Inc.                     204,198,325                   2.9
Home Depot, Inc.                       192,870,600                   2.8
                                    $2,581,226,222                  36.8%


* All data is as of October 31, 2004. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 7


PORTFOLIO OF INVESTMENTS
October 31, 2004

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.9%

Finance-26.8%
Banking - Money Center-4.8%
J.P. Morgan Chase & Co.                       7,111,400   $  274,500,040
Wachovia Corp.                                1,300,000       63,973,000
                                                             ------------
                                                             338,473,040

Banking - Regional-4.6%
Bank of America Corp.*                        6,000,000      268,740,000
North Fork Bancorporation, Inc.               1,152,900       50,842,890
                                                             ------------
                                                             319,582,890

Brokerage & Money Management-2.6%
Merrill Lynch & Co., Inc.                     2,432,000      131,182,080
Morgan Stanley                                1,033,500       52,801,515
                                                             ------------
                                                             183,983,595

Insurance-7.1%
ACE, Ltd. (Bermuda)*                          3,603,900      137,164,434
American International Group, Inc.            3,811,400      231,390,094
Axis Capital Holdings, Ltd. (Bermuda)         2,249,300       56,367,458
MetLife, Inc.                                 1,850,000       70,947,500
                                                             ------------
                                                             495,869,486

Mortgage Banking-1.3%
Fannie Mae*                                   1,300,000       91,195,000

Miscellaneous-6.4%
Citigroup, Inc.                               7,588,554      336,704,141
MBNA Corp.                                    4,460,400      114,320,052
                                                             ------------
                                                             451,024,193
                                                             ------------
                                                           1,880,128,204

Consumer Services-16.6%
Broadcasting & Cable-9.6%
Clear Channel Communications, Inc.            3,000,000      100,200,000
Comcast Corp. Cl.A(a)                         4,150,000      122,425,000
Time Warner, Inc.(a)                          6,750,000      112,320,000
Viacom, Inc. Cl.B                             7,750,000      282,797,500
Westwood One, Inc.(a)                         2,500,000       57,700,000
                                                             ------------
                                                             675,442,500

Entertainment & Leisure-2.6%
Carnival Corp. (Panama)*                      1,000,000       50,560,000
Harley-Davidson, Inc.*                        1,470,700       84,668,199
Royal Caribbean Cruises, Ltd.*                1,000,000       46,600,000
                                                             ------------
                                                             181,828,199

Restaurants & Lodging-0.5%
Wendy's International, Inc.                   1,015,500       33,887,235


-------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Retail - General Merchandise-3.9%
Bed Bath & Beyond, Inc.(a)*                     770,800   $   31,440,932
Home Depot, Inc.                              4,695,000      192,870,600
Lowe's Cos., Inc.*                              889,100       50,038,548
                                                             ------------
                                                             274,350,080
                                                             ------------
                                                           1,165,508,014

Energy-11.3%
Domestic Integrated-1.1%
Occidental Petroleum Corp.*                   1,300,000       72,579,000

Domestic Producers-1.0%
Kerr-McGee Corp.*                               500,000       29,610,000
Noble Energy, Inc.                              733,300       42,531,400
                                                             ------------
                                                              72,141,400

International-3.7%
BP Plc (ADR) (United Kingdom)*                2,077,350      121,005,637
Exxon Mobil Corp.                             1,650,000       81,213,000
Talisman Energy, Inc. (Canada)*               1,998,000       53,686,260
                                                             ------------
                                                             255,904,897

Oil Services-1.5%
EnCana Corp (Canada)*                           201,300        9,944,220
Halliburton Co.*                              1,000,000       37,040,000
Nabors Industries, Ltd. (Barbados)(a)*        1,231,000       60,466,720
                                                             ------------
                                                             107,450,940

Miscellaneous-4.0%
ConocoPhillips                                3,350,000      282,438,500
                                                             ------------
                                                             790,514,737

Health Care-10.8%
Biotechnology-0.5%
Applera Corp.-Applied Biosystems Group*       1,705,000       32,531,400

Drugs-3.4%
Forest Laboratories, Inc.(a)*                 1,252,900       55,879,340
King Pharmaceuticals, Inc.(a)*                1,070,000       11,673,700
Pfizer, Inc.                                  3,996,200      115,689,990
Wyeth                                         1,407,300       55,799,445
                                                             ------------
                                                             239,042,475

Medical Products-2.8%
Beckman Coulter, Inc.                           313,000       18,623,500
Boston Scientific Corp.(a)                    5,075,900      179,179,270
                                                             ------------
                                                             197,802,770


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-4.1%
Caremark Rx, Inc.(a)*                         1,500,400   $   44,966,988
HCA, Inc.*                                    1,500,000       55,095,000
Health Management Associates, Inc. Cl.A*      1,614,000       33,345,240
UnitedHealth Group, Inc.                        800,000       57,920,000
Wellpoint Health Networks, Inc.(a)              971,100       94,837,626
                                                             ------------
                                                             286,164,854
                                                             ------------
                                                             755,541,499

Consumer Staples-7.6%
Beverages-0.7%
The Coca-Cola Co.                             1,200,000       48,792,000

Cosmetics-1.5%
Avon Products, Inc.                           2,750,000      108,762,500

Food-0.1%
Dean Foods Co.(a)                               350,000       10,447,500

Household Products-1.6%
Procter & Gamble Co.                          2,150,000      110,037,000

Tobacco-3.1%
Altria Group, Inc.                            4,213,750      204,198,325
Loews Corp.-Carolina Group                      384,600       10,407,276
                                                             ------------
                                                             214,605,601

Miscellaneous-0.6%
Fortune Brands, Inc.*                           581,400       42,337,548
                                                             ------------
                                                             534,982,149

Technology-6.7%
Communication Equipment-0.3%
Corning, Inc.(a)*                             1,642,700       18,808,915

Computer Hardware/Storage-1.3%
Hewlett-Packard Co.*                          3,045,100       56,821,566
International Business Machines Corp.           416,100       37,344,975
                                                             ------------
                                                              94,166,541

Computer Services-1.1%
Fiserv, Inc.(a)*                              2,195,200       78,017,408

Semi-Conductor Capital Equipment-0.2%
Applied Materials, Inc.(a)*                   1,053,300       16,958,130

Software-3.8%
Microsoft Corp.                               9,485,000      265,485,150
                                                             ------------
                                                             473,436,144

Capital Goods-6.3%
Electrical Equipment-1.2%
Emerson Electric Co.                            400,000       25,620,000
Johnson Controls, Inc.                          985,300       56,506,955
                                                             ------------
                                                              82,126,955


-------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Machinery-0.9%
Deere & Co.                                     187,100   $   11,184,838
Ingersoll-Rand Co. Cl.A (Bermuda)               743,800       50,905,672
                                                             ------------
                                                              62,090,510

Miscellaneous-4.2%
General Electric Co.                          7,095,600      242,101,872
United Technologies Corp.                       600,000       55,692,000
                                                             ------------
                                                             297,793,872
                                                             ------------
                                                             442,011,337

Utilities-4.5%
Electric & Gas Utility-1.9%
Constellation Energy Group, Inc.                500,000       20,310,000
Entergy Corp.*                                1,000,000       65,360,000
Exelon Corp.                                  1,200,000       47,544,000
                                                             ------------
                                                             133,214,000

Telephone Utility-2.6%
BellSouth Corp.*                              2,077,500       55,406,925
Sprint Corp. (FON Group)*                     3,000,000       62,850,000
Verizon Communications, Inc.                  1,601,800       62,630,380
                                                             ------------
                                                             180,887,305
                                                             ------------
                                                             314,101,305

Transportation-2.3%
Railroad-2.3%
Burlington Northern Santa Fe Corp.            1,866,800       78,050,908
Union Pacific Corp.*                          1,291,100       81,300,567
                                                             ------------
                                                             159,351,475

Basic Industry-2.0%
Chemicals-2.0%
Air Products & Chemicals, Inc.                1,250,000       66,475,000
E.I. du Pont de Nemours & Co.                 1,676,700       71,880,129
                                                             ------------
                                                             138,355,129

Consumer Manufacturing-1.0%
Building & Related-1.0%
American Standard Cos., Inc.(a)               1,365,500       49,936,335
D.R. Horton, Inc.                               702,900       21,087,000
                                                             ------------
                                                              71,023,335

Aerospace & Defense-0.6%
Aerospace-0.6%
Northrop Grumman Corp.*                         857,400       44,370,450

Multi-Industry Companies-0.4%
3M Co.                                          400,000       31,028,000

Total Common Stocks
  (cost $5,746,957,960)                                    6,800,351,778


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 11


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.8%
Time Deposit-2.8%
State Street Euro Dollar
  1.10%, 11/01/04
  (cost $195,195,000)                          $195,195   $  195,195,000

Total Investments Before Security Lending
  Collateral-99.7%
  (cost $5,942,152,960)                                    6,995,546,778

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-3.4%
Short-Term Investment
UBS Private Money Market Fund, LLC, 1.70%
  (cost $236,462,750)                       236,462,750      236,462,750

Total Investments-103.1%
  (cost $6,178,615,710)                                    7,232,009,528
Other assets less liabilities-(3.1%)                        (216,249,272)

Net Assets-100%                                           $7,015,760,256


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


-------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
October 31, 2004


Assets
Investments in securities, at value (cost $6,178,615,710--
  including investment of cash collateral for securites loaned
  of $236,462,750)                                            $7,232,009,528(a)
Cash                                                                   1,862
Receivable for investment securities sold                         68,101,675
Dividends and interest receivable                                 10,713,297
Receivable for capital stock sold                                  8,964,831
                                                              --------------
Total assets                                                   7,319,791,193
                                                              --------------
Liabilities
Payable for collateral on securities loaned                      236,462,750
Payable for investment securities purchased                       35,603,307
Payable for capital stock redeemed                                26,852,614
Advisory fee payable                                               2,798,545
Transfer Agent fee payable                                         1,014,228
Distribution fee payable                                             733,414
Administrative fee payable                                             8,799
Accrued expenses and other liabilities                               557,280
                                                              --------------
Total liabilities                                                304,030,937
                                                              --------------
Net Assets                                                    $7,015,760,256
                                                              ==============
Composition of Net Assets
Capital stock, at par                                            $20,281,349
Additional paid-in capital                                     7,439,547,277
Accumulated net realized loss on investment transactions      (1,497,462,188)
Net unrealized appreciation of investments                     1,053,393,818
                                                              --------------
                                                              $7,015,760,256
                                                              ==============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($2,893,373,328 / 830,897,589 shares of
  capital stock issued and outstanding)                                $3.48
Sales charge--4.25% of public offering price                             .15
                                                                      ------
Maximum offering price                                                 $3.63
                                                                      ======
Class B Shares
Net asset value and offering price per share
  ($2,218,606,060 / 647,860,637 shares of
  capital stock issued and outstanding)                                $3.42
                                                                      ======
Class C Shares
Net asset value and offering price per share
  ($835,755,378 / 243,442,880 shares of
  capital stock issued and outstanding)                                $3.43
                                                                      ======
Class R Shares
Net asset value, redemption and offering price per share
  ($146,725 / 42,177 shares of capital stock
  issued and outstanding)                                              $3.48
                                                                      ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($1,067,878,765 / 305,891,624 shares of capital stock
  issued and outstanding)                                              $3.49
                                                                      ======
(a) Includes securities on loan with a value of $225,092,139 (see Note E).
    See notes to financial statements.

-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 13


STATEMENT OF OPERATIONS
Year Ended October 31, 2004

Investment Income
Dividends (net of foreign taxes withheld
  of $727,896)                                    $135,513,218
Interest                                             3,077,617    $138,590,835
                                                  ------------
Expenses
Advisory fee                                        44,320,772
Distribution fee--Class A                            8,459,109
Distribution fee--Class B                           24,581,859
Distribution fee--Class C                            9,230,413
Distribution fee--Class R                                  207
Transfer agency                                     16,442,161
Printing                                             1,709,814
Custodian                                              580,999
Registration                                           178,078
Audit and legal                                        105,117
Administrative                                          98,000
Directors' fees                                         25,578
Miscellaneous                                          323,336
                                                  ------------
Total expenses                                     106,055,443
Less: expenses waived by the Adviser
  and the Transfer Agent (see Note B)               (8,215,149)
Less: expense offset arrangement
  (see Note B)                                          (1,072)
                                                  ------------
Net expenses                                                        97,839,222
                                                                  ------------
Net investment income                                               40,751,613
                                                                  ------------
Realized and Unrealized Gain
  on Investment Transactions
Net realized gain on:
  Investment transactions                                          474,983,060
  Foreign currency transactions                                          2,141
Net change in unrealized
  appreciation/depreciation
  of investments                                                   286,505,925
                                                                  ------------
Net gain on investment transactions                                761,491,126
                                                                  ------------
Net Increase in Net Assets
  from Operations                                                 $802,242,739
                                                                  ============


See notes to financial statements.


-------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS


                                                   Year Ended       Year Ended
                                                   October 31,      October 31,
                                                      2004             2003
                                                   ===========      ===========
Increase (Decrease) in Net Assets
  from Operations
Net investment income                              $40,751,613     $42,112,958
Net realized gain (loss) on investment
  transactions                                     474,985,201    (552,874,023)
Net change in unrealized
  appreciation/depreciation
  of investments                                   286,505,925   1,918,303,346
                                                --------------  --------------
Net increase in net assets
  from operations                                  802,242,739   1,407,542,281
Dividends and Distributions to
  Shareholders from
Net investment income
  Class A                                          (25,567,703)    (22,698,155)
  Class B                                           (2,385,391)     (8,226,969)
  Class C                                           (1,085,891)     (3,115,717)
  Class R                                                 (281)             -0-
  Advisor Class                                    (11,712,535)     (8,072,117)
Net realized gain on investment transactions
  Class A                                           (9,664,127)             -0-
  Class B                                           (9,250,589)             -0-
  Class C                                           (3,270,362)             -0-
  Class R                                                 (190)             -0-
  Advisor Class                                     (2,736,838)             -0-
Tax return of capital
  Class A                                                   -0-    (16,289,207)
  Class B                                                   -0-     (5,903,839)
  Class C                                                   -0-     (2,235,902)
  Advisor Class                                             -0-     (5,792,712)
Capital Stock Transactions
Net decrease                                    (1,248,336,658)   (487,674,963)
                                                --------------  --------------
Total increase (decrease)                         (511,767,826)    847,532,700
Net Assets
Beginning of period                              7,527,528,082   6,679,995,382
                                                --------------  --------------
End of period, (including distributions in
  excess of of net investment income
  $0 and $0, respectively)                      $7,015,760,256  $7,527,528,082
                                                ==============  ==============


See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 15


NOTES TO FINANCIAL STATEMENTS
October 31, 2004

NOTE A
Significant Accounting Policies
AllianceBernstein Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Class R and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All five classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed


-------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

The fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.



-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 17


Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Class R and Advisor Class shares. Advisor Class shares have no distribution fees.

5. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .625% of the first $5 billion, .60% of the excess over $5 billion up to $7.5 billion, .575% of the excess over $7.5 billion up to $10 billion and .55% of the excess over $10 billion of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. Through September 6, 2004, such


-------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


waiver amounted to $7,700,177. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $98,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 2004.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $8,977,449 for the year ended October 31, 2004. During the period, AGIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $514,972.

For the year ended October 31, 2004, the Fund's expenses were reduced by $1,072 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $38,793 from the sale of Class A shares and received $4,005, $332,050 and $20,340 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2004.

Brokerage commissions paid on investment transactions for the year ended October 31, 2004 amounted to $10,960,841, of which $1,060,162 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, .50% of the Portfolio's average daily net assets attributable to Class R shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $59,315,426 and $9,153,189 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 19


Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2004, were as follows:

                                                   Purchases        Sales
                                                ==============  ==============
Investment securities (excluding
  U.S. government securities)                   $3,464,258,869  $4,657,276,944
U.S. government securities                                  -0-             -0-



The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                            $6,183,024,780
                                                                ==============
Gross unrealized appreciation                                   $1,181,085,672
Gross unrealized depreciation                                     (132,100,924)
                                                                --------------
Net unrealized appreciation                                     $1,048,984,748
                                                                ==============


1. Option Transactions
For hedging purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commis-


-------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


sions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

NOTE E
Securities Lending
The Fund has entered into a securities lending agreement with UBS Warburg LLC, (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restriction of the Fund. The Lending Agent will indemnify the Fund for any losses resulting from a borrower's failure to return a loaned security when due. As of October 31, 2004, the Fund had loaned securities with a value of $225,092,139 and received cash colateral which was invested in a money market fund at $236,462,750 as included in the accompanying portfolio of investments. For the year ended October 31, 2004, the Fund earned fee income of $18,274 which is included in interest income in the accompanying statement of operations.

NOTE F
Capital Stock
There are 15,000,000,000 shares of $0.01 par value capital stock authorized, divided into five classes, designated Class A, Class B, Class C, Class R and Advisor


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 21



Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                        Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
Shares sold          153,412,094 1,328,371,434    $521,837,415  $3,574,935,835
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        8,605,483    11,545,183      29,373,820      32,456,759
-------------------------------------------------------------------------------
Shares converted
  from Class B        18,517,837     1,180,098      67,646,244       3,717,307
-------------------------------------------------------------------------------
Shares redeemed     (301,609,429)(1,369,660,310)(1,021,529,807) (3,693,417,343)
-------------------------------------------------------------------------------
Net decrease        (121,074,015)  (28,563,595)  $(402,672,328)   $(82,307,442)
===============================================================================
Class B
Shares sold           44,172,973    79,898,384    $148,272,127    $221,248,662
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        2,689,566     3,862,693       9,036,857      10,674,031
-------------------------------------------------------------------------------
Shares converted
  to Class A         (19,599,471)   (1,195,276)    (67,646,244)     (3,717,307)
-------------------------------------------------------------------------------
Shares redeemed     (202,334,322) (229,264,168)   (674,882,211)   (621,632,730)
-------------------------------------------------------------------------------
Net decrease        (175,071,254) (146,698,367)  $(585,219,471)  $(393,427,344)
===============================================================================
Class C
Shares sold           20,355,795    41,637,444     $68,449,212    $115,474,051
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          890,961     1,302,370       3,000,193       3,610,605
-------------------------------------------------------------------------------
Shares redeemed      (91,108,413) (103,591,341)   (304,621,318)   (280,548,052)
-------------------------------------------------------------------------------
Net decrease         (69,861,657)  (60,651,527)  $(233,171,913)  $(161,463,396)
===============================================================================
Advisor Class
Shares sold           67,113,091   104,087,107    $230,153,294    $291,564,055
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        3,266,293     3,440,020      11,190,030       9,743,118
-------------------------------------------------------------------------------
Shares redeemed      (78,912,981)  (54,132,506)   (268,762,799)   (151,783,954)
-------------------------------------------------------------------------------
Net increase
  (decrease)          (8,533,597)   53,394,621    $(27,419,475)   $149,523,219
===============================================================================

-------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND

                              Shares                         Amount
                     ------------------------      ---------------------------
                            November 3,                    November 3,
                            2003(a) to                     2003(a) to
                            October 31,                    October 31,
                               2004                           2004
                     ------------------------      ---------------------------
Class R
Shares sold                    45,234                        $156,824
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                   122                             420
-------------------------------------------------------------------------------
Shares redeemed                (3,179)                        (10,715)
-------------------------------------------------------------------------------
Net increase                   42,177                        $146,529
===============================================================================

(a) Commencement of distributions.


NOTE G
Risks Involved in Investing in the Fund
Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnifications provisions and expects the risk of loss thereunder to be remote.

NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2004.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 23


NOTE I
Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 were as follows:

                                                     2004            2003
                                                ==============  ==============
Distributions paid from:
  Ordinary income                                  $65,673,907      42,112,958
                                                --------------  --------------
Total taxable distributions                         65,673,907      42,112,958
Tax return of capital                                        0      30,221,660
                                                --------------  --------------
Total distributions paid                           $65,673,907     $72,334,618
                                                ==============  ==============


As of October 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                       $ (1,493,053,118)(a)
Unrealized appreciation/(depreciation)                        1,048,984,748 (b)
                                                           ----------------
Total accumulated earnings/(deficit)                       $   (444,068,370)
                                                           ================

(a) On October 31, 2004, the Fund had a net capital loss carryforward of $1,493,053,118, of which $910,043,172 expires in the year 2010 and $583,009,946 expires in the year 2011. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders. During the fiscal year, the Fund utilized capital loss carryforwards of $432,842,674.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to a distribution in excess of net investment income, resulted in a net decrease in distributions in excess of net investment income and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in


-------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004 the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 25


Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the


-------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 27


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class A
                                            ----------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ----------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            ----------------------------------------------------------------
Net asset value,
  beginning of period                          $3.15        $2.60        $3.42        $4.07        $3.70
                                            ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)                         .03(b)       .03          .03          .02          .04
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .34          .56         (.71)        (.39)         .54
                                            ----------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                     .37          .59         (.68)        (.37)         .58
                                            ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from
  net investment income                         (.03)        (.02)        (.02)        (.04)        (.04)
Tax return of capital                             -0-        (.02)        (.02)          -0-          -0-
Distributions from net realized
  gain on investment
  transactions                                  (.01)          -0-        (.10)        (.24)        (.17)
                                            ----------------------------------------------------------------
Total dividends and
  distributions                                 (.04)        (.04)        (.14)        (.28)        (.21)
                                            ----------------------------------------------------------------
Net asset value,
  end of period                                $3.48        $3.15        $2.60        $3.42        $4.07
                                            ================================================================
Total Return
Total investment return based
  on net asset value(c)                        11.77%       22.89%      (20.89)%      (9.49)%      16.76%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $2,893,373   $3,003,001   $2,553,700   $2,914,367   $2,128,381
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.02%        1.22%        1.14%        1.09%         .91%
  Expenses, before waivers/
    reimbursements                              1.13%        1.22%        1.14%        1.09%         .91%
  Net investment income                          .85%(b)      .94%         .83%         .64%         .96%
Portfolio turnover rate                           48%          43%          75%          67%          53%


See footnote summary on page 33.


-------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class B
                                            ----------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ----------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            ----------------------------------------------------------------
Net asset value,
  beginning of period                          $3.11        $2.56        $3.37        $4.02        $3.66
                                            ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)                          -0-(b)(d)   .01           -0-(d)       -0-(d)      .01
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .33          .56         (.69)        (.39)         .54
                                            ----------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                     .33          .57         (.69)        (.39)         .55
                                            ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from
  net investment income                         (.01)        (.01)        (.01)        (.02)        (.02)
Tax return of capital                             -0-        (.01)        (.01)          -0-          -0-
Distributions from net realized
  gain on investment
  transactions                                  (.01)          -0-        (.10)        (.24)        (.17)
                                            ----------------------------------------------------------------
Total dividends and
  distributions                                 (.02)        (.02)        (.12)        (.26)        (.19)
                                            ----------------------------------------------------------------
Net asset value,
  end of period                                $3.42        $3.11        $2.56        $3.37        $4.02
                                            ================================================================
Total Return
Total investment return based
  on net asset value(c)                        10.49%       22.19%      (21.52)%     (10.22)%      15.93%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $2,218,606   $2,555,235   $2,484,499   $3,360,119   $2,567,250
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.77%        1.97%        1.88%        1.84%        1.67%
  Expenses, before waivers/
    reimbursements                              1.88%        1.97%        1.88%        1.84%        1.67%
  Net investment
    income (loss)                                .10%(b)      .19%         .07%        (.11)%        .20%
Portfolio turnover rate                           48%          43%          75%          67%          53%


See footnote summary on page 33.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class C
                                            ----------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ----------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            ----------------------------------------------------------------
Net asset value,
  beginning of period                          $3.11        $2.57        $3.37        $4.02        $3.66
                                            ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)                          -0-(b)(d)   .01           -0-(d)       -0-(d)      .01
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .34          .55         (.68)        (.39)         .54
                                            ----------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                     .34          .56         (.68)        (.39)         .55
                                            ----------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from
  net investment income                         (.01)        (.01)        (.01)        (.02)        (.02)
Tax return of capital                             -0-        (.01)        (.01)          -0-          -0-
Distributions from net realized
  gain on investment
  transactions                                  (.01)          -0-        (.10)        (.24)        (.17)
                                            ----------------------------------------------------------------
Total dividends and
  distributions                                 (.02)        (.02)        (.12)        (.26)        (.19)
                                            ----------------------------------------------------------------
Net asset value,
  end of period                                $3.43        $3.11        $2.57        $3.37        $4.02
                                            ================================================================
Total Return
Total investment return based
  on net asset value(c)                        10.82%       21.71%      (21.21)%     (10.23)%      15.91%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $835,755     $975,038     $960,176   $1,233,033     $825,572
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.75%        1.95%        1.86%        1.83%        1.66%
  Expenses, before waivers/
    reimbursements                              1.86%        1.95%        1.86%        1.83%        1.66%
  Net investment
    income (loss)                                .12%(b)      .21%         .09%        (.10)%        .21%
Portfolio turnover rate                           48%          43%          75%          67%          53%


See footnote summary on page 33.


-------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period


                                                                   Class R
                                                                --------------
                                                                  November 3,
                                                                  2003(f) to
                                                                  October 31
                                                                     2004
                                                                --------------
Net asset value, beginning of period                                $3.17
                                                                --------------
Income From Investment Operations
Net investment income(a)                                              .02(b)
Net realized and unrealized gain on investment
  transactions                                                        .32
                                                                --------------
Net increase in net asset value from operations                       .34
                                                                --------------
Less: Dividends and Distributions
Dividends from net investment income                                 (.02)
Distributions from net realized gain on investment
  transactions                                                       (.01)
                                                                --------------
Total dividends and distributions                                    (.03)
                                                                --------------
Net asset value, end of period                                      $3.48
                                                                ==============
Total Return
Total investment return based on net asset value(c)                 10.81%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                            $147
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                            1.16%(e)
  Expenses, before waivers/reimbursements                            1.27%(e)
  Net investment income                                               .67%(e)
Portfolio turnover rate                                                48%(b)(e)



See footnote summary on page 33.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                     Advisor Class
                                            ----------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ----------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            ----------------------------------------------------------------
Net asset value,
  beginning of period                          $3.16        $2.61        $3.43        $4.08        $3.71
                                            ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a)                         .04(b)       .04          .04          .03          .05
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .34          .56         (.71)        (.39)         .54
                                            ----------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                     .38          .60         (.67)        (.36)         .59
                                            ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from
  net investment income                         (.04)        (.03)        (.02)        (.05)        (.05)
Tax return of capital                             -0-        (.02)        (.03)          -0-          -0-
Distributions from net realized
  gain on investment
  transactions                                  (.01)          -0-        (.10)        (.24)        (.17)
                                            ----------------------------------------------------------------
Total dividends and
  distributions                                 (.05)        (.05)        (.15)        (.29)        (.22)
                                            ----------------------------------------------------------------
Net asset value,
  end of period                                $3.49        $3.16        $2.61        $3.43        $4.08
                                            ================================================================
Total Return
Total investment return based
  on net asset value(b)                        12.00%       23.15%      (20.62)%      (9.27)%      16.98%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $1,067,879     $994,254     $681,620     $700,348     $185,754
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .73%         .94%         .86%         .84%         .65%
  Expenses, before waivers/
    reimbursements                               .84%         .94%         .86%         .84%         .65%
  Net investment income                         1.13%(b)     1.22%        1.10%         .87%        1.21%
Portfolio turnover rate                           48%          43%          75%          67%          53%


See footnote summary on page 33.


-------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


(a)  Based on average shares outstanding.

(b)  Net of expenses waived by the Adviser and the Transfer Agent.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Amouunt is less than $.005.

(e)  Annualized.

(f)  Commencement of distributions.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 33


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Growth and Income Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Growth and Income Fund, Inc., (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United State). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 17, 2004


TAX INFORMATION (unaudited)

For the fiscal year ended October 31, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $133,064,640 as qualified dividend income, which is taxed at a maximum rate of 15%. For corporate shareholders, 100.0% of the total ordinary income distribution paid during the current fiscal year ended October 31, 2004, qualifies for the corporate dividend received deduction. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.


-------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Donald J. Robinson(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul C. Rissman, Senior Vice President
Craig Ayers, Vice President
Thomas J. Bardong, Vice President
Frank V. Caruso, Vice President
Aryeh Glatter, Vice President
Susanne M. Lent, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
AllianceBernstein Investment Research andManagement, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


(1)  Member of the Audit Committee and the Governance and Nominating Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernstein Growth and Income Fund are made by the Advisor's Relative Value Team, which is responsible for management for all of the Advisor's Relative Value Accounts.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 35


MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                     PORTFOLIOS
                                                                      IN FUND         OTHER
   NAME, ADDRESS,                      PRINCIPAL                      COMPLEX     DIRECTORSHIPS
   DATE OF BIRTH                     OCCUPATION(S)                   OVERSEEN BY     HELD BY
  (YEAR ELECTED*)                    DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
William H. Foulk, Jr. #       Investment Adviser and an Inde-           113            None
2 Sound View Drive            pendent Consultant. He was
Suite 100                     formerly Senior Manager of Barrett
Greenwich, CT 06830           Associates, Inc., a registered in-
Chairman of the Board         vestment adviser, with which he
9/7/32                        had been associated since prior
(1998)                        to 1999. He was formerly Deputy
                              Comptroller and Chief Investment
                              Officer of the State of New York
                              and, prior thereto, Chief Invest-
                              ment Officer of the New York Bank
                              for Savings.

Ruth Block # **               Formerly Executive Vice President         94             None
500 SE Mizner Blvd.           and Chief Insurance Officer of The
Boca Raton, FL 33432          Equitable Life Assurance Society
11/7/30                       of the United States; Chairman and
(1987)                        Chief Executive Officer of Evlico;
                              Director of Avon, BP (oil and gas),
                              Ecolab Incorporated (specialty
                              chemicals), Tandem Financial
                              Group and Donaldson, Lufkin &
                              Jenrette Securities Corporation;
                              former Governor at Large, National
                              Association of Securities Dealers,
                              Inc.

David H. Dievler #            Independent Consultant. Until             98             None
P.O. Box 167                  December 1994 he was Senior
Spring Lake, NJ 07762         Vice President of Alliance Capital
10/23/29                      Management Corporation ("ACMC")
(1987)                        responsible for mutual fund
                              administration. Prior to joining
                              ACMC in 1984, he was Chief
                              Financial Officer of Eberstadt
                              Asset Management since 1968.
                              Prior to that, he was a Senior
                              Manager at Price Waterhouse &
                              Co. Member of American Institute
                              of Certified Public Accountants
                              since 1953.


-------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND

                                                                     PORTFOLIOS
                                                                      IN FUND         OTHER
   NAME, ADDRESS,                      PRINCIPAL                      COMPLEX     DIRECTORSHIPS
   DATE OF BIRTH                     OCCUPATION(S)                   OVERSEEN BY     HELD BY
  (YEAR ELECTED*)                    DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin #              Consultant. Formerly President            96             None
P.O. Box 12                   of Save Venice, Inc. (preservation
Annandale, NY 12504           organization) from 2001-2002,
2/19/42                       Senior Advisor from June 1999
(1998)                        -June 2000 and President of
                              Historic Hudson Valley (historic
                              preservation) from December 1989
                              -May 1999. Previously, he was
                              Director of the National Academy
                              of Design and during 1988-1992,
                              he was Director and Chairman of
                              the Audit Committee of ACMC.

Donald J. Robinson #          Senior Counsel to the law firm of         95             None
98 Hell's Peak Road           Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161              since prior to 1999. Formerly a
8/24/34                       senior partner and a member of
(1996)                        the Executive Committee of that
                              firm. He was also a member and
                              Chairman of the Municipal Secur-
                              ities Rulemaking Board and
                              Trustee of the Museum of the
                              City of New York.

INTERESTED DIRECTOR
Marc O. Mayer +               Executive Vice President of ACMC          66             None
1345 Avenue of the            since 2001; prior thereto, Chief
Americas                      Executive Officer of Sanford C.
New York, NY 10105            Bernstein & Co., LLC and its
10/2/57                       predecessor since prior to 1999.
(2003)


*   There is no stated term of office for the Fund's Directors.

** Ms.Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#   Member of the Audit Committee and the Governance and Nominating Committee.

+   Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 37


Officer Information
Certain information concerning the Fund's Officers is listed below.


 NAME, ADDRESS*       POSITION(S)                  PRINCIPAL OCCUPATION
 DATE OF BIRTH      HELD WITH FUND                 DURING PAST 5 YEARS**
-------------------------------------------------------------------------------------------------
Marc O. Mayer       President and Chief      See biography above
10/2/57             Executive Officer

Paul C. Rissman     Senior Vice President    Executive Vice President of ACMC,**
11/10/56                                     with which he has been associated since prior to 1999.

Philip L. Kirstein  Senior Vice President    Senior Vice President, Independent
5/29/45             and Independent          Compliance Officer-Mutual Funds of
                    Compliance Officer       ACMC with which he had been
                                             associated since October 2004. Prior
                                             thereto, he was Of Counsel to
                                             Kirkpatrick & Lockhart, LLP from 2003
                                             to October 2004, and General Counsel
                                             and First Vice President of Merrill Lynch
                                             Investment Managers, LLP since prior
                                             to 1999.

Craig Ayers         Vice President           Senior Vice President of ACMC,** with
5/12/70                                      which he has been associated since
                                             prior to 1999.

Thomas J. Bardong   Vice President           Senior Vice President of ACMC,** with
4/28/45                                      which he has been associated since
                                             prior to 1999.

Frank V. Caruso     Vice President           Senior Vice President of ACMC,** with
10/28/56                                     which he has been associated since
                                             prior to 1999.

Aryeh Glatter       Vice President           Senior Vice President of ACMC,** with
3/3/67                                       which he has been associated since
                                             prior to 1999.

Susanne M. Lent     Vice President           Senior Vice President of ACMC,** with
8/29/69                                      which she has been associated since
                                             prior to 1999.

Mark R. Manley      Secretary                Senior Vice President, Deputy Acting
10/23/62                                     General Counsel and Chief Compliance
                                             Officer of ACMC,** with which he
                                             has been associated since
                                             prior to 1999.

Mark D. Gersten     Treasurer and Chief      Senior Vice President of Alliance Global
10/4/50             Financial Officer        Investor Services, Inc. ("AGIS")** and a
                                             Vice President of AllianceBernstein
                                             Investment Research and
                                             Management, Inc. ("ABIRM")** with
                                             which he has been associated since
                                             prior to 1999.

Vincent S. Noto     Controller               Vice President of AGIS,** with which
12/14/64                                     he has been associated since prior to
                                             1999.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


Wealth Strategies Funds

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Fund

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Value Funds

Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund**
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds

Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.

** Effective February 1, 2005, Small Cap Value Fund will be renamed Small/Mid-Cap Value Fund.

*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 39


NOTES


-------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND




ALLIANCEBERNSTEIN GROWTH & INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management



(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

GTHAR1004

ITEM 2.       CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor, PriceWaterhouse Coopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

                                                                       Audit-Related
                                                        Audit Fees         Fees             Tax Fees
AllianceBernstein Growth and Income Fund,    2003         35,000         9,279                14,031
Inc.
                                             2004         39,000         3,135                18,000

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):
 :


                                                                                              Total Amount of
                                                                                             Foregoing Column
                                                                                            Pre-approved by the
                                                                                              Audit Committee
                                                                     All Fees for          (Portion Comprised of
                                                                  Non-Audit Services        Audit Related Fees)
                                                                   Provided to the         (Portion Comprised of
                                                                Portfolio, the Adviser           Tax Fees)
                                                                and Service Affiliates
AllianceBernstein Growth and Income Fund,    2003                     716,590                    23,310
Inc.                                                                                              9,279
                                                                                                 14,031
                                             2004                     781,203                    21,135
                                                                                                  3,135
                                                                                                 18,000

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.



ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.



ITEM 10.         CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

  Exhibit No.     DESCRIPTION OF EXHIBIT

  11 (a) (1)      Code of ethics that is subject to the disclosure of Item 2 hereof

  11 (b) (1)      Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

  11 (b) (2)      Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

  11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Growth and Income Fund, Inc.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    December 31, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    December 31, 2004

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten

         Treasurer and Chief Financial Officer

Date:    December 31, 2004